EXHIBIT 4.1

[FORM OF FACE OF CERTIFICATE]

RIGX                                                           CUSIP 75612B 10 7


                         REALTY INFORMATION GROUP, INC.

                     INCORPORATED UNDER THE LAWS OF DELAWARE

COMMON STOCK

This   certifies   that   _____________________________________   is  the  owner
of________________________ fully paid and non-assessable shares of Common Stock, $.01 par value, of

                         REALTY INFORMATION GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

-----------------------------                   --------------------------------
Sandra F. Chambers                              Andrew C. Florance
Secretary                                       Chief Executive Officer and
                                                President

Countersigned and Registered:  American Stock Transfer & Trust Company
                                           Transfer Agent and Registrar


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[FORM OF BACK OF CERTIFICATE]

                         REALTY INFORMATION GROUP, INC.

         The Corporation shall furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM            --as tenants in common
TEN ENT            --as tenants by the entireties

JT TEN            --as joint tenants with right of survivorship and not as
                           tenants in common

 UNIF GIFT MIN ACT--__________________Custodian_______________
                         (Cust)                   (Minor)

                  under Uniform Gifts to Minors Act________________________
                                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________

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NOTICE:  The  signature  to this  assignment  must  correspond  with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEED:  ---------------------------------------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to S.E.C. Rule 17Ad-15.